SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 16, 2003


                     WESTSTAR FINANCIAL SERVICES CORPORATION

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             (Exact name of Registrant as specified in its charter)




       North Carolina                   000-30515               56-2181423
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(State or other jurisdiction     (Commission File No.)    (IRS Employer
of incorporation)                                         Identification number)




             79 Woodfin Place, Asheville, North Carolina 28801-2426
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (828) 252-1735


                                 Not Applicable
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                 (Former address of principal executive offices)



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Item 5 Other Events
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     On July 16, 2003, the Registrant announced that Steven D. Cogburn had been appointed to the Board of Directors of the Registrant and to the Board of Directors of the Registrant's wholly owned subsidiary, The Bank of Asheville.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WESTSTAR FINANCIAL SERVICES CORPORATION



                                     By: /s/Randall C. Hall
                                         ---------------------------------------
                                         Randall C. Hall
                                         Executive Vice President and Secretary



Dated:    July 16, 2003



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                                  EXHIBIT INDEX
                                  -------------



 Exhibit                                 Description
                                         ------------
  Number                                  of Exhibit
  ------                                  ----------

   99.1                                  Press Release